UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2008

GENERAL COMMUNICATION, INC.
(Exact name of registrant as specified in its charter)

State of Alaska	0-15279	92-0072737
(State or other Jurisdiction of	Commission File Number	(I.R.S Employer
Incorporation or organization)		Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 9, 2008, General Communication, Inc. (GCI) issued a press release announcing its acquisition of Unicom, Inc. and United Utilities, Inc. and its wholly owned subsidiary, United-KUC, which was completed on June 3, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit

Number	Description
99.1	Press release issued by General Communication, Inc. on June 9, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL COMMUNICATION, INC.
(Registrant)

Date: June 9, 2008

	By	/s/ John M. Lowber
Name: John M. Lowber
Title: Senior Vice President,
Chief Financial Officer,
Secretary and Treasurer
(Principal Financial Officer)